ASSET MANAGEMENT FUND

AMF LARGE CAP EQUITY FUND

SUPPLEMENT DATED DECEMBER 15, 2008

TO THE PROSPECTUS DATED MARCH 1, 2008 AND THE CLASS H SHARE
PROSPECTUS DATED DECEMBER 2, 2008

IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the prospectus and should be retained and read in conjunction with the prospectus.
     Subject to customary closing conditions, the Board of Trustees of Asset Management Fund (the “Board”) has approved the acquisition of substantially all of the assets of the John Hancock Large Cap Select Fund by the AMF Large Cap Equity Fund (the “Reorganization.”) In connection with the Reorganization, the Board designated existing shares of the AMF Large Cap Equity Fund (the “Fund”) as a separate share class named Class AMF shares and designated a second class of shares, Class H shares. Class AMF shares and Class H shares are described in separate prospectuses.
     Upon the closing of the Reorganization, shareholders of the AMF Large Cap Equity Fund should contact Citi Fund Services at (800) 247-9780 to place purchase, redemption or exchange requests by telephone or for shareholder servicing questions.
     Upon the closing of the Reorganization, the AMF Large Cap Equity Fund will accept purchase orders by check. Orders, including your name and account number, should be sent to Citi Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219, and will receive the net asset value next computed after receipt of the order. If shares being redeemed were purchased by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. The Fund does not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606